Exhibit 32

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is intended to accompany the Annual Report on Form 10-K of Berkshire Bancorp Inc. (the "Company") for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven Rosenberg
Steven Rosenberg,
Chief Executive Officer, President
and Chief Financial Officer

March 30, 2012